Fresh-Start Accounting	9 Months Ended
Sep. 30, 2011
Fresh-Start Accounting [Abstract]
Fresh-Start Accounting

Note 5 — Fresh-Start Accounting

On September 1, 2009, the Successor Company adopted fresh-start accounting upon the emergence of bankruptcy in accordance with ASC 852-10, Reorganization. Fresh-start accounting results in the Company becoming a new entity for financial reporting purposes. Accordingly, the Company’s consolidated financial statements for periods prior to September 1, 2009 are not comparable to consolidated financial statements presented on or after September 1, 2009. The Company selected September 1, 2009, as the date to apply fresh-start accounting based on the absence of any material contingencies at the September 3, 2009 effective date and the immaterial impact of transactions between September 1, 2009 and September 3, 2009.

Under ASC 852-10, the Successor Company must determine a value to be assigned to the equity of the emerging company as of the date of the adoption of fresh-start accounting. The Successor Company obtained an independent appraisal to value the equity and it served as the fair market value of the emerging Company’s equity.

Fresh-start accounting reflects the value of the Successor Company as determined in the confirmed Plan. Under fresh-start accounting, the Successor Company’s assets values are remeasured and allocated in conformity with ASC 805-20, Business Combinations, Identifiable Assets and Liabilities, and Any Noncontrolling Interest. Fresh-start accounting also requires that all liabilities should be stated at fair value. The portion of the reorganization value which was attributed to identified intangible assets was $6,340,656. This value is related to research and development assets that are not subject to amortization. In accordance with ASC 805-20, this amount is reported as intangibles in the consolidated balance sheets, and is not being amortized.